Exhibit 21

List of Subsidiaries of Equity Residential and ERP Operating Limited Partnership

	Entity	Formation State
1	88 Hillside Homeowners Association	California
2	303 Third SPE LLC	Delaware
3	303 Third Street Developer LLC	Delaware
4	303 Third Street Venture I LLC	Delaware
5	303 Third Venture I SPE LLC	Delaware
6	402 West 38th Street Corp.	New York
7	777 Sixth Avenue Owner LLC	Delaware
8	1145 Acquisition, L.L.C.	Delaware
9	Amberton Apartments, L.L.C.	Virginia
10	ANE Associates, L.L.C.	Delaware
11	Argus Land Company, Inc.	Alabama
12	Arrington Place Condominium Association	Washington
13	Artery Northampton Limited Partnership	Maryland
14	Avon Place Condominium Association, Inc.	Connecticut
15	Balaton Condominium, LLC	Delaware
16	Barcelona Condominium, LLC	Delaware
17	BEL Residential Properties Trust	Maryland
18	BEL-EQR II Limited Partnership	Illinois
19	BEL-EQR II, L.L.C.	Delaware
20	Belle Arts Condominium Association	Washington
21	Bishop Park Apartments, LLC	Delaware
22	Brookside Place Associates, L.P.	California
23	Brookside Place G.P. Corp.	Delaware
24	Buena Vista Place Associates	Florida
25	Canterbury Apartments, L.L.C.	Maryland
26	Canterbury Apartments SPE, LLC	Delaware
27	Canyon Creek Village Associates, L.P.	California
28	Canyon Creek Village G.P. Corp.	Delaware
29	CAPREIT Clarion Limited Partnership	Georgia
30	CAPREIT Creekwood Limited Partnership	North Carolina
31	CAPREIT Garden Lake Limited Partnership	Georgia
32	CAPREIT Hidden Oaks Limited Partnership	North Carolina
33	CAPREIT Highland Grove Limited Partnership	Georgia
34	CAPREIT Mariner's Wharf Limited Partnership	Florida
35	CAPREIT Silver Springs Limited Partnership	Florida
36	CAPREIT Westwood Pines Limited Partnership	Florida
37	CAPREIT Woodcrest Villa Limited Partnership	Michigan
38	Carrollwood Place Limited Partnership	Texas
39	Cedar Crest General Partnership	Illinois
40	Centerpoint Apartment Associates, Ltd.	Alabama
41	Charles River Park "D" Company	Massachusetts

	Entity	Formation State
42	Chinatown Gateway, L.L.C.	Delaware
43	Cobblestone Village Community Rentals, L.P.	California
44	Cobblestone Village G.P. Corp.	Delaware
45	Country Club Associates Limited Partnership	Maryland
46	Country Club Condominium, L.L.C.	Delaware
47	Country Oaks Associates, L.P.	California
48	Country Oaks G.P. Corp.	Delaware
49	Country Ridge General Partnership	Illinois
50	CRICO of Fountain Place Limited Partnership	Minnesota
51	CRICO of Ocean Walk Limited Partnership	Florida
52	Crowntree Lee Vista, L.L.C.	Delaware
53	CRP Service Company, L.L.C.	Delaware
54	CRSI SPV 103, Inc.	Delaware
55	CRSI SPV 30130, Inc.	Delaware
56	CRSI SPV 30150, Inc.	Delaware
57	CRSI SPV 30197, Inc.	Delaware
58	Deerfield Associates, L.P.	California
59	Deerfield G.P. Corp.	Delaware
60	Duxford Insurance Company, LLC	Vermont
61	Duxford LLC	Delaware
62	E-Lodge Associates Limited Partnership	Illinois
63	EC-500 Elliott, L.L.C.	Delaware
64	EC-Alexandria, LLC	Delaware
65	EC-Arrington Place, LLC	Delaware
66	EC-Avon Place, LLC	Delaware
67	EC-Belle Arts, L.L.C.	Delaware
68	EC-Bordeaux, L.L.C.	Delaware
69	EC-Braewood, L.L.C.	Delaware
70	EC-Fairway Greens, L.L.C.	Delaware
71	EC-Fifth Avenue North, L.L.C.	Delaware
72	EC-Grand Marquis, L.L.C.	Delaware
73	EC-Hamilton Villas GP, LLC	Delaware
74	EC-Hamilton Villas, LP	Delaware
75	EC-Martine, LLC	Delaware
76	EC-Milano Terrace, L.L.C.	Delaware
77	EC-Mission Verde, LLC	Delaware
78	EC-Mission Verde, LP	Delaware
79	EC-Pacific Cove, L.L.C.	Delaware
80	EC-Park Bloomingdale, L.L.C.	Delaware
81	EC-South Palm Place, L.L.C.	Delaware
82	EC-Timber Ridge, L.L.C.	Delaware
83	EC-Tuscany Villas, L.L.C.	Delaware
84	ECH-GFR, Inc.	Ohio
85	Edgewater Community Rentals, L.P.	California
86	Edgewater G.P. Corp.	Delaware

	Entity	Formation State
87	Enclaves at Lake Underhill Apartments, LLC	Delaware
88	EQR (1999) Hampden Town Center LLC	Delaware
89	EQR (1999) Homestead LLC	Delaware
90	EQR (1999) Master Limited Liability Company	Delaware
91	EQR (1999) Towers LLC	Delaware
92	EQR (1999) Warner Ridge Phase III LLC	Delaware
93	EQR (2000) Ballpark Lofts LLC	Delaware
94	EQR (2000) Concord LLC	Delaware
95	EQR (2000) Harbour Pointe LLC	Delaware
96	EQR (2000) Master Liability Company	Delaware
97	EQR - S & T, L.L.C.	Delaware
98	EQR Chase Knolls Lender LLC	Delaware
99	EQR Ironwood, L.L.C.	Delaware
100	EQR Marks A, L.L.C.	Delaware
101	EQR Marks B, L.L.C.	Delaware
102	EQR No. Four Master Limited Partnership	Delaware
103	EQR No. One Master Limited Partnership	Delaware
104	EQR No. Three Master Limited Partnership	Delaware
105	EQR No. Two Master Limited Partnership	Delaware
106	EQR-12th & Massachusetts, LLC	Delaware
107	EQR-41 West 86th, LLC	Delaware
108	EQR-50 West 77th, LLC	Delaware
109	EQR-51 University, LLC	Delaware
110	EQR-71 Broadway, LLC	Delaware
111	EQR-140 Riverside, LLC	Delaware
112	EQR-160 Riverside, LLC	Delaware
113	EQR-175 Kent Avenue A, LLC	Delaware
114	EQR-175 Kent Avenue B, LLC	Delaware
115	EQR-180 Riverside, LLC	Delaware
116	EQR-228 West 71st, LLC	Delaware
117	EQR-400 PAS, LLC	Delaware
118	EQR-401 Massachusetts, LLC	Delaware
119	EQR-425 Massachusetts, LLC	Delaware
120	EQR-600 Washington, L.L.C.	Delaware
121	EQR-722 W. Kennedy, LLC	Delaware
122	EQR-740 River Drive, L.L.C.	Delaware
123	EQR-1500 Mass, LLC	Delaware
124	EQR-2300 Elliott, LLC	Delaware
125	EQR-2400 Residential, L.L.C.	Delaware
126	EQR-Academy Village, L.L.C.	Delaware
127	EQR-Academy Village SPE, L.L.C.	Delaware
128	EQR-Acapella Pasadena GP, LLC	Delaware
129	EQR-Acapella Pasadena Limited Partnership	Delaware
130	EQR-Acheson Commons Limited Partnership	Delaware
131	EQR-Acheson Commons, LLC	Delaware

	Entity	Formation State
132	EQR-Acquisitions GP, LLC	Delaware
133	EQR-Acquisitions, LP	Delaware
134	EQR-Acton Berkeley Limited Partnership	Delaware
135	EQR-Acton Berkeley, LLC	Delaware
136	EQR-Alafaya Exchange, L.L.C.	Delaware
137	EQR-Alafaya, L.L.C.	Delaware
138	EQR-Alexan Terrace, L.L.C.	Delaware
139	EQR-Alexandria Orlando, L.L.C.	Delaware
140	EQR-Alexandria, L.L.C.	Delaware
141	EQR-Alta Crest, L.L.C.	Delaware
142	EQR-Anaheim Limited Partnership	Delaware
143	EQR-Anaheim, LLC	Delaware
144	EQR-Arboretum, L.L.C.	Delaware
145	EQR-Arches Limited Partnership	Delaware
146	EQR-Arches, LLC	Delaware
147	EQR-Arden Villas, L.L.C.	Delaware
148	EQR-ArtBHolder, L.L.C.	Delaware
149	EQR-ArtCapLoan, L.L.C.	Delaware
150	EQR-Artech Berkeley Limited Partnership	Delaware
151	EQR-Artech Berkeley LLC	Delaware
152	EQR-Artisan on Second Limited Partnership	Delaware
153	EQR-Artisan on Second, LLC	Delaware
154	EQR-Autumn River, L.L.C.	Delaware
155	EQR-Avanti, L.L.C.	Delaware
156	EQR-Avanti, L.P.	Delaware
157	EQR-Azure Creek, LLC	Delaware
158	EQR-Bachenheimer Berkeley Limited Partnership	Delaware
159	EQR-Bachenheimer Berkeley, LLC	Delaware
160	EQR-Back Bay Manor, LLC	Delaware
161	EQR-Barrington, L.L.C.	Delaware
162	EQR-Bay Hill Conversion, LLC	Delaware
163	EQR-Bay Hill, LP	Delaware
164	EQR-Bayview, LLC	Delaware
165	EQR-Beatrice A, LLC	Delaware
166	EQR-Beatrice B, LLC	Delaware
167	EQR-Beatrice C, LLC	Delaware
168	EQR-Beatrice D, LLC	Delaware
169	EQR-Beatrice E, LLC	Delaware
170	EQR-Beatrice F, LLC	Delaware
171	EQR-Beatrice G, LLC	Delaware
172	EQR-Beatrice H, LLC	Delaware
173	EQR-Beatrice I, LLC	Delaware
174	EQR-Bella Vista, LLC	Delaware
175	EQR-Bellagio, L.L.C.	Delaware
176	EQR-Belle Fontaine Limited Partnership	Delaware

	Entity	Formation State
177	EQR-Belle Fontaine, LLC	Delaware
178	EQR-Bellevue Meadow GP Limited Partnership	Washington
179	EQR-Bellevue Meadow Limited Partnership	Washington
180	EQR-Bellevue Meadow, LLC	Delaware
181	EQR-Berkeleyan Berkeley Limited Partnership	Delaware
182	EQR-Berkeleyan Berkeley, LLC	Delaware
183	EQR-Bond Partnership	Georgia
184	EQR-Boynton I, L.L.C.	Delaware
185	EQR-Boynton II, L.L.C.	Delaware
186	EQR-Bradley Park, L.L.C.	Delaware
187	EQR-Braintree, L.L.C.	Delaware
188	EQR-Breton Hammocks Financing Limited Partnership	Illinois
189	EQR-Breton Hammocks Vistas, Inc.	Illinois
190	EQR-Briarwood GP Limited Partnership	California
191	EQR-Briarwood Limited Partnership	California
192	EQR-Briarwood GP, LLC	Delaware
193	EQR-Broadway Towers, LLC	Delaware
194	EQR-Broadway Towers, LP	Delaware
195	EQR-Brookdale Village, L.L.C.	Delaware
196	EQR-BS Financing Limited Partnership	Illinois
197	EQR-Camellero Financing Limited Partnership	Illinois
198	EQR-Camellero Vistas, Inc.	Illinois
199	EQR-Cape House I, LLC	Delaware
200	EQR-Cape House I, LP	Delaware
201	EQR-Cape House II, LLC	Delaware
202	EQR-Capital, LLC	Delaware
203	EQR-Carmel Terrace Vistas, Inc.	Illinois
204	EQR-Cascade, LLC	Delaware
205	EQR-Cascade II, LLC	Delaware
206	EQR-Cedar Ridge GP, L.L.C.	Delaware
207	EQR-Cedar Ridge Limited Partnership	Illinois
208	EQR-Cedar Springs, LLC	Delaware
209	EQR-Cedar Springs, LP	Delaware
210	EQR-Centennial Court, L.L.C.	Delaware
211	EQR-Centennial Tower, L.L.C.	Delaware
212	EQR-Chardonnay Park, L.L.C.	Delaware
213	EQR-Chase, LLC	Delaware
214	EQR-Chase Oaks, LLC	Delaware
215	EQR-Chase Oaks, LP	Delaware
216	EQR-Chelsea, LLC	Delaware
217	EQR-Chelsea Square GP Limited Partnership	Washington
218	EQR-Chelsea Square Limited Partnership	Washington
219	EQR-Cherry Hill, L.L.C.	Delaware
220	EQR-Chickasaw Crossing, Inc.	Illinois
221	EQR-Chickasaw Crossing, L.L.C.	Delaware

	Entity	Formation State
222	EQR-Chinatown Gateway, L.L.C.	Delaware
223	EQR-CHMV GP, LLC	Delaware
224	EQR-CHMV, LP	Delaware
225	EQR-Church Corner, L.L.C.	Delaware
226	EQR-City Pointe Limited Partnership	Delaware
227	EQR-City Pointe, LLC	Delaware
228	EQR-Clarendon, LLC	Delaware
229	EQR-Cliffwalk, LLC	Delaware
230	EQR-Coachman Trails, L.L.C.	Delaware
231	EQR-Codelle Limited Partnership	Illinois
232	EQR-Codelle, L.L.C.	Delaware
233	EQR-Connor, L.L.C.	Delaware
234	EQR-Continental Villas Financing Limited Partnership	Illinois
235	EQR-Country Club Lakes, L.L.C.	Delaware
236	EQR-Cypress Lake, L.L.C.	Delaware
237	EQR-Dania Beach Club, LLC	Delaware
238	EQR-Dartmouth Woods General Partnership	Illinois
239	EQR-Deer Creek, L.L.C.	Delaware
240	EQR-Deerwood Vistas, Inc.	Illinois
241	EQR-Del Lago Vistas, Inc.	Illinois
242	EQR-District Holding, LLC	Delaware
243	EQR-Doral Financing Limited Partnership	Illinois
244	EQR-Dublin I, LLC	Delaware
245	EQR-Dulles, LLC	Delaware
246	EQR-East 27th Street Apartments, LLC	Delaware
247	EQR-Element, LLC	Delaware
248	EQR-Ellipse, LLC	Delaware
249	EQR-Emerald Place Financing Limited Partnership	Illinois
250	EQR-Encore Limited Partnership	Delaware
251	EQR-Encore, LLC	Delaware
252	EQR-Enterprise Holdings, LLC	Delaware
253	EQR-EOI Financing Limited Partnership	Illinois
254	EQR-Essex Place Financing Limited Partnership	Illinois
255	EQR-EWR GP, LLC	Delaware
256	EQR-EWR Holding, LP	Delaware
257	EQR-Exchange, LLC	Delaware
258	EQR-Eye Street, LLC	Delaware
259	EQR-Fairfax Corner, L.L.C.	Delaware
260	EQR-Fairfield, L.L.C.	Delaware
261	EQR-Fancap 2000A Limited Partnership	Illinois
262	EQR-Fancap 2000A, L.L.C.	Delaware
263	EQR-Fankey 2004 Limited Partnership	Illinois
264	EQR-Fankey 2004, L.L.C.	Delaware
265	EQR-Fanwell 2007 GP, LLC	Delaware
266	EQR-Fanwell 2007 Limited Partnership	Delaware

	Entity	Formation State
267	EQR-Fielders Crossing GP, L.L.C.	Delaware
268	EQR-Fielders Crossing Limited Partnership	Illinois
269	EQR-Fine Arts Berkeley Limited Partnership	Delaware
270	EQR-Fine Arts Berkeley, LLC	Delaware
271	EQR-Flatiron, LLC	Delaware
272	EQR-Flatlands, L.L.C.	Delaware
273	EQR-Fresca 2009 GP, LLC	Delaware
274	EQR-Fresca 2009 Limited Partnership	Delaware
275	EQR-Frewac 2008 GP, LLC	Delaware
276	EQR-Frewac 2008 Limited Partnership	Delaware
277	EQR-Gaia Berkeley Limited Partnership	Delaware
278	EQR-Gaia Berkeley, LLC	Delaware
279	EQR-Gallery Apartments Limited Partnership	Illinois
280	EQR-Gallery, L.L.C.	Delaware
281	EQR-Gateway at Malden Center, LLC	Delaware
282	EQR-Georgian Woods, L.L.C.	Delaware
283	EQR-Glendale, LLC	Delaware
284	EQR-GLO Apartments Limited Partnership	Delaware
285	EQR-GLO Apartments, LLC	Delaware
286	EQR-GLO Low Income Limited Partnership	Delaware
287	EQR-Governor's Place Financing Limited Partnership	Illinois
288	EQR-Governor's Vistas, Inc.	Illinois
289	EQR-Grandview I GP Limited Partnership	Nevada
290	EQR-Grandview I Limited Partnership	Nevada
291	EQR-Grandview II GP Limited Partnership	Nevada
292	EQR-Grandview II Limited Partnership	Nevada
293	EQR-Hampshire Place Conversion, LLC	Delaware
294	EQR-Hampshire Place, LP	Delaware
295	EQR-Harbor Steps, L.L.C.	Delaware
296	EQR-Harbor Steps Member, L.L.C.	Delaware
297	EQR-Heritage Ridge, L.L.C.	Delaware
298	EQR-Heritage Ridge, L.P.	Delaware
299	EQR-Herndon, L.L.C.	Delaware
300	EQR-Heronfield, LLC	Delaware
301	EQR-HHC 1&2 GP, LLC	Delaware
302	EQR-HHC 1&2, LP	Delaware
303	EQR-HHC 3&4 GP, LLC	Delaware
304	EQR-HHC 3&4, LP	Delaware
305	EQR-Highlands, LLC	Delaware
306	EQR-Highlands Ranch, L.L.C.	Delaware
307	EQR-Hikari Apartments, LP	California
308	EQR-Hikari GP, LLC	Delaware
309	EQR-Hikari Landlord, LP	California
310	EQR-Hikari Low-Income, LP	Delaware
311	EQR-Hillside Limited Partnership	Delaware

	Entity	Formation State
312	EQR-Hillside, LLC	Delaware
313	EQR-Holding, LLC	Delaware
314	EQR-Holding, LLC2	Delaware
315	EQR-Hudson Crossing, LLC	Delaware
316	EQR-Hudson Pointe, L.L.C.	Delaware
317	EQR-Huntington Park Vistas, Inc.	Illinois
318	EQR-Hyattsville, LLC	Delaware
319	EQR-Ivory Wood, L.L.C.	Delaware
320	EQR-Kelvin Court, LLC	Delaware
321	EQR-Kings Colony, L.L.C.	Delaware
322	EQR-La Terrazza at Colma Station GP, LLC	Delaware
323	EQR-La Terrazza at Colma Station Limited Partnership	Delaware
324	EQR-Lake Underhill, L.L.C.	Delaware
325	EQR-Lakeshore at Preston, LLC	Illinois
326	EQR-Lawrence, L.L.C.	Delaware
327	EQR-Lexford Lender, L.L.C.	Delaware
328	EQR-Lexington Farm, L.L.C.	Delaware
329	EQR-Liberty Tower, LLC	Delaware
330	EQR-Lincoln Braintree, L.L.C.	Delaware
331	EQR-Lincoln Fairfax, L.L.C.	Delaware
332	EQR-Lincoln Laguna Clara L.P.	Delaware
333	EQR-Lincoln Santa Clara L.L.C.	Delaware
334	EQR-Lincoln Village I Vistas, Inc.	Illinois
335	EQR-Lincoln Village II Vistas, Inc.	Illinois
336	EQR-Lincoln Village III Vistas, Inc.	Illinois
337	EQR-Lindbergh Place, L.L.C.	Delaware
338	EQR-Lindley Limited Partnership	Delaware
339	EQR-Lindley, LLC	Delaware
340	EQR-Lodge (OK) GP Limited Partnership	Illinois
341	EQR-Lombard, L.L.C.	Delaware
342	EQR-Loudoun, L.L.C.	Delaware
343	EQR-LPC Urban Renewal North Pier, L.L.C.	New Jersey
344	EQR-Madison & Henry, L.L.C.	Delaware
345	EQR-Manchester Hill Vistas, Inc.	Illinois
346	EQR-Mantena, LLC	Delaware
347	EQR-Marina Bay Apartments, L.L.C.	Delaware
348	EQR-Marina Bay, L.L.C.	Delaware
349	EQR-Market Street Landing, LLC	Delaware
350	EQR-Market Village Conversion, LLC	Delaware
351	EQR-Market Village, LP	Delaware
352	EQR-Marks West, L.L.C.	Delaware
353	EQR-Martins Landing, L.L.C.	Delaware
354	EQR-Melrose, LLC	Delaware
355	EQR-Melrose, LP	Delaware
356	EQR-MET CA Financing Limited Partnership	Illinois

	Entity	Formation State
357	EQR-MHL McCaslin Hidden Lakes, LLC	Texas
358	EQR-Midtown 24, LLC	Delaware
359	EQR-Mill Creek, L.L.C.	Delaware
360	EQR-Mill Creek II, LLC	Delaware
361	EQR-Mill Creek III, LLC	Delaware
362	EQR-Millbrook I, L.L.C.	Delaware
363	EQR-Millikan Avenue GP, LLC	Delaware
364	EQR-Millikan Avenue, LP	Delaware
365	EQR-Millikan II GP, LLC	Delaware
366	EQR-Millikan II, LP	Delaware
367	EQR-Miramar Lakes, L.L.C.	Delaware
368	EQR-Mission Bay Block 13 Limited Partnership	Delaware
369	EQR-Mission Bay Block 13, LLC	Delaware
370	EQR-Missions at Sunbow, L.L.C.	Delaware
371	EQR-Missouri, L.L.C.	Delaware
372	EQR-MLP 1, L.L.C.	Delaware
373	EQR-MLP 2, L.L.C.	Delaware
374	EQR-Moda I, LLC	Delaware
375	EQR-Moda II, LLC	Delaware
376	EQR-Montclair, LLC	Delaware
377	EQR-Montclair Reserve, LLC	Delaware
378	EQR-Monte Viejo, L.L.C.	Delaware
379	EQR-Mosaic, L.L.C.	Delaware
380	EQR-Mountain Park Ranch, LLC	Delaware
381	EQR-Mountain Shadows GP Limited Partnership	Nevada
382	EQR-Mountain Shadows Limited Partnership	Nevada
383	EQR-MR McCaslin Riverhill, LLC	Texas
384	EQR-NEW LLC	Delaware
385	EQR-NEW LLC3	Maryland
386	EQR-New Carlyle, LLC	Delaware
387	EQR-New Carlyle, LP	Delaware
388	EQR-Newport Vistas, Inc.	Illinois
389	EQR-North Creek, L.L.C.	Delaware
390	EQR-Northpark Limited Partnership	Delaware
391	EQR-Northpark, LLC	Delaware
392	EQR-North Pier, L.L.C.	Delaware
393	EQR-Northampton II Vistas, Inc.	Illinois
394	EQR-Oak, LLC	Delaware
395	EQR-Oak Mill, L.L.C.	Delaware
396	EQR-Oak Park Limited Partnership	Delaware
397	EQR-Oaks at Falls Church, LLC	Delaware
398	EQR-Orchard Ridge Vistas, Inc.	Illinois
399	EQR-Oregon, L.L.C.	Delaware
400	EQR-Overlook Manor II, L.L.C.	Delaware
401	EQR-Palm Harbor, L.L.C.	Delaware

	Entity	Formation State
402	EQR-Palm Trace Landing, L.L.C.	Delaware
403	EQR-Paradise Pointe Vistas, Inc.	Illinois
404	EQR-Parc Vue, L.L.C.	Delaware
405	EQR-Park Place I General Partnership	Illinois
406	EQR-Park Place II General Partnership	Illinois
407	EQR-Park West (CA) Vistas, Inc.	Illinois
408	EQR-Parkside Limited Partnership	Texas
409	EQR-Peachtree, L.L.C.	Delaware
410	EQR-Peachtree A, L.L.C.	Delaware
411	EQR-Pegasus Limited Partnership	Delaware
412	EQR-Pegasus, LLC	Delaware
413	EQR-Pembroke Bay, L.L.C.	Delaware
414	EQR-Pershing, LLC	Delaware
415	EQR-Perimeter Center, L.L.C.	Delaware
416	EQR-Phipps, L.L.C.	Delaware
417	EQR-Piedmont, L.L.C.	Delaware
418	EQR-Pine Harbour Vistas, Inc.	Illinois
419	EQR-Plantation Financing Limited Partnership	Illinois
420	EQR-Plantation Vistas, Inc.	Illinois
421	EQR-Plantation, L.L.C.	Delaware
422	EQR-Port Royale Vistas, Inc.	Illinois
423	EQR-Portland Center, L.L.C.	Delaware
424	EQR-Prime, L.L.C.	Delaware
425	EQR-Promenade Terrace GP, LLC	Delaware
426	EQR-Promenade Terrace Limited Partnership	Delaware
427	EQR-Prospect Towers Phase II LLC	Delaware
428	EQR-QRS Highline Oaks, Inc.	Illinois
429	EQR-Quail Run Vistas, Inc.	Illinois
430	EQR-Ranch at Fossil Creek, L.L.C.	Delaware
431	EQR-Ranch at Fossil Creek, L.P.	Texas
432	EQR-Ravens Crest Vistas, Inc.	Illinois
433	EQR-Redmond Ridge, L.L.C.	Delaware
434	EQR-Redmond Way, LLC	Delaware
435	EQR-Regency Park, LLC	Delaware
436	EQR-Rehab Master GP, L.L.C.	Delaware
437	EQR-Rehab Master Limited Partnership	Delaware
438	EQR-Renaissance Villas Limited Partnership	Delaware
439	EQR-Renaissance Villas, LLC	Delaware
440	EQR-Reserve Square Limited Partnership	Illinois
441	EQR-Retail Marks, L.L.C.	Delaware
442	EQR-Rianna I, LLC	Delaware
443	EQR-Rianna II, LLC	Delaware
444	EQR-RID SP, L.L.C.	Delaware
445	EQR-River Park Limited Partnership	Illinois
446	EQR-Riverpark, LLC	Delaware

	Entity	Formation State
447	EQR-Riverside Corp.	Delaware
448	EQR-Riverside Market, L.L.C.	Delaware
449	EQR-Rivertower, LLC	Delaware
450	EQR-Rivertower A, LLC	Delaware
451	EQR-Rivertower B, LLC	Delaware
452	EQR-Rivertower C, LLC	Delaware
453	EQR-Rivertower D, LLC	Delaware
454	EQR-Rivertower E, LLC	Delaware
455	EQR-Riverview Condos, L.L.C.	Delaware
456	EQR-Saddle Ridge Vistas, Inc.	Illinois
457	EQR-Sage, LLC	Delaware
458	EQR-Sakura Apartments, LP	California
459	EQR-Sakura GP, LLC	Delaware
460	EQR-Sakura Landlord, LP	California
461	EQR-Sakura Low-Income, LP	Delaware
462	EQR-Sawgrass Cove Vistas, Inc.	Illinois
463	EQR-Scarborough Square, L.L.C.	Delaware
464	EQR-Second and Pine, LLC	Delaware
465	EQR-Second and Pine II, LLC	Delaware
466	EQR-Shadow Creek, L.L.C.	Delaware
467	EQR-Siena Terrace, L.L.C.	Delaware
468	EQR-Silver Spring Gateway, LLC	Delaware
469	EQR-Silver Spring Gateway Residential, LLC	Delaware
470	EQR-Silver Spring Residential Associates, LLC	Delaware
471	EQR-Skylark Limited Partnership	Delaware
472	EQR-Skyline Terrace Limited Partnership	Delaware
473	EQR-Skyline Terrace, LLC	Delaware
474	EQR-Skyline Towers, L.L.C.	Delaware
475	EQR-Skyview GP, LLC	Delaware
476	EQR-Skyview, LP	Delaware
477	EQR-Smoketree, LLC	Delaware
478	EQR-Sombra 2008 GP, LLC	Delaware
479	EQR-Sombra 2008 Limited Partnership	Delaware
480	EQR-South Plainfield I, L.P.	Delaware
481	EQR-South Plainfield, L.L.C.	Delaware
482	EQR-Southwood GP Limited Partnership	California
483	EQR-Southwood Limited Partnership	California
484	EQR-Southwood LP I Limited Partnership	California
485	EQR-Southwood LP II Limited Partnership	California
486	EQR-Stonelake GP, L.L.C.	Delaware
487	EQR-Stonelake Limited Partnership	Illinois
488	EQR-Stoneleigh A, L.L.C.	Delaware
489	EQR-Stoneleigh B, L.L.C.	Delaware
490	EQR-Stoney Ridge, L.L.C.	Delaware
491	EQR-Stoney Ridge SPE, L.L.C.	Delaware

	Entity	Formation State
492	EQR-Stonybrook, L.L.C.	Delaware
493	EQR-Summer Creek, L.L.C.	Delaware
494	EQR-Sunrise Developer, LLC	Delaware
495	EQR-Sunrise Member, LLC	Delaware
496	EQR-Surrey Downs GP Limited Partnership	Washington
497	EQR-Surrey Downs, LLC	Delaware
498	EQR-Surrey Downs Limited Partnership	Washington
499	EQR-Surrey Downs LP Limited Partnership	California
500	EQR-SWN Line Financing Limited Partnership	Illinois
501	EQR-SWN Line Vistas, Inc.	Illinois
502	EQR-Talleyrand, L.L.C.	Delaware
503	EQR-Tanasbourne Terrace Financing Limited Partnership	Illinois
504	EQR-Teresina Limited Partnership	Delaware
505	EQR-Teresina, LLC	Delaware
506	EQR-Terraces Limited Partnership	Delaware
507	EQR-Terraces, LLC	Delaware
508	EQR-The Ashton Limited Partnership	Delaware
509	EQR-The Carlyle, L.L.C.	Delaware
510	EQR-The Lakes at Vinings, L.L.C.	Delaware
511	EQR-The Oaks, LLC	Delaware
512	EQR-The Palms, L.L.C.	Delaware
513	EQR-The Retreat, L.L.C.	Delaware
514	EQR-The Ridge, L.L.C.	Delaware
515	EQR-The Waterford at Orange Park, Inc.	Illinois
516	EQR-The Waterford at Orange Park, L.L.C.	Delaware
517	EQR-Timberwood GP Limited Partnership	Colorado
518	EQR-Timberwood Limited Partnership	Colorado
519	EQR-Touriel Berkeley Limited Partnership	Delaware
520	EQR-Touriel Berkeley, LLC	Delaware
521	EQR-Townhomes of Meadowbrook, L.L.C.	Delaware
522	EQR-Townhouse Gardens, LLC	Delaware
523	EQR-Townhouse Gardens, LP	Delaware
524	EQR-Townhouse Plaza, LLC	Delaware
525	EQR-Townhouse Plaza, LP	Delaware
526	EQR-Town Square at Millbrook, LLC	Delaware
527	EQR-Turnberry, L.L.C.	Delaware
528	EQR-Turnberry, LP	Delaware
529	EQR-Turnberry Isle, LLC	Delaware
530	EQR-Turtle Run, L.L.C.	Delaware
531	EQR-Uptown Square, L.L.C.	Delaware
532	EQR-Urban Renewal 77 Hudson Street, L.L.C.	New Jersey
533	EQR-Urban Renewal Jersey City, L.L.C.	New Jersey
534	EQR-Uwajimaya Village, L.L.C.	Delaware
535	EQR-Valencia, L.L.C.	Delaware
536	EQR-Valley Park South Financing Limited Partnership	Illinois

	Entity	Formation State
537	EQR-Vantage Pointe, LLC	Delaware
538	EQR-Vantage Pointe A Limited Partnership	Delaware
539	EQR-Vantage Pointe B Limited Partnership	Delaware
540	EQR-Vantage Pointe B, LLC	Delaware
541	EQR-Vantage Pointe C Limited Partnership	Delaware
542	EQR-Vantage Pointe C, LLC	Delaware
543	EQR-Vantage Pointe D Limited Partnership	Delaware
544	EQR-Vantage Pointe D, LLC	Delaware
545	EQR-Vantage Pointe E Limited Partnership	Delaware
546	EQR-Vantage Pointe E, LLC	Delaware
547	EQR-Vantage Pointe F Limited Partnership	Delaware
548	EQR-Vantage Pointe F, LLC	Delaware
549	EQR-Vantage Pointe G Limited Partnership	Delaware
550	EQR-Vantage Pointe G, LLC	Delaware
551	EQR-Vantage Pointe H Limited Partnership	Delaware
552	EQR-Vantage Pointe H, LLC	Delaware
553	EQR-Vantage Pointe I Limited Partnership	Delaware
554	EQR-Vantage Pointe I, LLC	Delaware
555	EQR-Versailles I Limited Partnership	Delaware
556	EQR-Versailles I, LLC	Delaware
557	EQR-Versailles II Limited Partnership	Delaware
558	EQR-Versailles II, LLC	Delaware
559	EQR-Victor, L.L.C.	Delaware
560	EQR-Victor, L.P.	Delaware
561	EQR-Villa Serenas Successor Borrower, L.L.C.	Delaware
562	EQR-Villa Solana Vistas, Inc.	Illinois
563	EQR-Village at Lakewood, LLC	Delaware
564	EQR-Villas of Josey Ranch GP, L.L.C.	Delaware
565	EQR-Villas of Josey Ranch, LLC	Illinois
566	EQR-Vinings at Ashley Lake, L.L.C.	Delaware
567	EQR-Vintage I, L.P.	Delaware
568	EQR-Vintage II, L.L.C.	Delaware
569	EQR-Vista del Lago, LLC	Delaware
570	EQR-Vista del Lago, LP	Delaware
571	EQR-Vista Developer, LP	Delaware
572	EQR-Vista Member, LLC	Delaware
573	EQR-Vistas Courthouse A, LLC	Delaware
574	EQR-Vistas Courthouse B, LLC	Delaware
575	EQR-Vistas Courthouse C, LLC	Delaware
576	EQR-Virginia, L.L.C.	Delaware
577	EQR-Walden Park, LLC	Delaware
578	EQR-Warwick, L.L.C.	Delaware
579	EQR-Washington Fox Run Vistas, Inc.	Illinois
580	EQR-Washington, L.L.C.	Delaware
581	EQR-Waterfall, L.L.C.	Delaware

	Entity	Formation State
582	EQR-Waterford Place, L.L.C.	Delaware
583	EQR-Watermarke I, LLC	Delaware
584	EQR-Watermarke II, LLC	Delaware
585	EQR-Waterside, L.L.C.	Delaware
586	EQR-Waterways, L.L.C.	Delaware
587	EQR-Watson General Partnership	Illinois
588	EQR-Wellfan 2008 GP, LLC	Delaware
589	EQR-Wellfan 2008 Limited Partnership	Delaware
590	EQR-Wellington Green, L.L.C.	Delaware
591	EQR-Wellington Hill Financing Limited Partnership	Illinois
592	EQR-Wellington, L.L.C.	Delaware
593	EQR-West Coast Portfolio GP, LLC	Delaware
594	EQR-Westfield Village, L.L.C.	Delaware
595	EQR-Westgate Pasadena II, LP	Delaware
596	EQR-Westport, L.L.C.	Delaware
597	EQR-West Seattle, LLC	Delaware
598	EQR-Weyer Vistas, Inc.	Illinois
599	EQR-Whisper Creek, L.L.C.	Delaware
600	EQR-Willard, LLC	Delaware
601	EQR-Windemere, LLC	Delaware
602	EQR-Windsor at Fair Lakes, L.L.C.	Delaware
603	EQR-Winston, LLC	Delaware
604	EQR-Woodland Park Limited Partnership	Delaware
605	EQR-Woodland Park, LLC	Delaware
606	EQR-Woodland Park A Limited Partnership	Delaware
607	EQR-Woodland Park A, LLC	Delaware
608	EQR-Woodland Park B Limited Partnership	Delaware
609	EQR-Woodland Park B, LLC	Delaware
610	EQR-Woodland Park C Limited Partnership	Delaware
611	EQR-Woodland Park C, LLC	Delaware
612	EQR-Woodleaf Apartments GP, LLC	Delaware
613	EQR-Woodleaf Apartments, LP	Delaware
614	EQR-Woodridge, L.L.C.	Delaware
615	EQR-Woodridge I GP Limited Partnership	Colorado
616	EQR-Woodridge I Limited Partnership	Colorado
617	EQR-Woodridge II GP Limited Partnership	Colorado
618	EQR-Woodridge II Limited Partnership	Colorado
619	EQR-Woodridge III Limited Partnership	Colorado
620	EQR-Worldgate, LLC	Delaware
621	EQR-Wyndridge II, L.L.C.	Delaware
622	EQR-Wyndridge III, L.L.C.	Delaware
623	EQR-Yorktowne Financing Limited Partnership	Illinois
624	EQR-Zurich, L.L.C.	Delaware
625	EQR/KB California RCI LLC	Delaware
626	EQR/Lincoln Fort Lewis Communities LLC	Delaware

	Entity	Formation State
627	EQR/Lincoln Guaranty Credit Limited Partnership	Delaware
628	EQR/Lincoln RCI Southeast LLC	Delaware
629	Equity Apartment Management, LLC	Delaware
630	Equity Corporate Housing, Inc.	Ohio
631	Equity Marina Bay Phase II, L.L.C.	Delaware
632	Equity Residential Condominiums, LLC	Delaware
633	Equity Residential Foundation	Illinois
634	Equity Residential Management, L.L.C.	Delaware
635	Equity Residential Mortgage Holding Corp.	Delaware
636	Equity Residential Properties Management Corp.	Delaware
637	Equity Residential Properties Management Corp. II	Delaware
638	Equity Residential Properties Management Corp. Protective Trust II	Delaware
639	Equity Residential REIT Services Inc.	Delaware
640	Equity Residential Services II, LLC	Illinois
641	Equity Residential Services, L.L.C.	Delaware
642	Equity-Lodge Venture Limited Partnership	Illinois
643	Equity-Tasman Apartments LLC	Delaware
644	ERP Holding Co., Inc.	Delaware
645	ERP Operating Limited Partnership (Equity Residential only)	Illinois
646	ERP-New England Program, L.L.C.	Delaware
647	ERP-QRS Arbors, Inc.	Illinois
648	ERP-QRS BS, Inc.	Illinois
649	ERP-QRS Cedar Ridge, Inc.	Illinois
650	ERP-QRS Country Club I, Inc.	Illinois
651	ERP-QRS Country Club II, Inc.	Illinois
652	ERP-QRS Country Ridge, Inc.	Illinois
653	ERP-QRS CPRT II, Inc.	Illinois
654	ERP-QRS CPRT, Inc.	Illinois
655	ERP-QRS Emerald Place, Inc.	Illinois
656	ERP-QRS Essex Place, Inc.	Illinois
657	ERP-QRS Fairfield, Inc.	Illinois
658	ERP-QRS Flatlands, Inc.	Illinois
659	ERP-QRS Georgian Woods Annex, Inc.	Illinois
660	ERP-QRS Glenlake Club, Inc.	Illinois
661	ERP-QRS Grove L.P., Inc.	Illinois
662	ERP-QRS Lincoln, Inc.	Delaware
663	ERP-QRS Lodge (OK), Inc.	Illinois
664	ERP-QRS Magnum, Inc.	Illinois
665	ERP-QRS MET CA, Inc.	Illinois
666	ERP-QRS Northampton I, Inc.	Illinois
667	ERP-QRS Sonterra at Foothills Ranch, Inc.	Illinois
668	ERP-QRS SWN Line, Inc.	Illinois
669	ERP-QRS Towne Centre III, Inc.	Illinois
670	ERP-QRS Towne Centre IV, Inc.	Illinois
671	ERP-Southeast Properties, L.L.C.	Georgia

	Entity	Formation State
672	Estates at Maitland Summit Apartments, LLC	Delaware
673	ET 400 PAS, LLC	Delaware
674	Evans Withycombe Finance Partnership, L.P.	Delaware
675	Evans Withycombe Management, Inc.	Arizona
676	Evans Withycombe Residential, L.P.	Delaware
677	Feather River Community Rentals, L.P.	California
678	Feather River G.P. Corp.	Delaware
679	Florida Partners G.P.	Illinois
680	Fort Lewis SPE, Inc.	Delaware
681	Four Lakes Condominium, LLC	Delaware
682	Four Lakes Condominium II, LLC	Delaware
683	Four Lakes Condominium III, LLC	Delaware
684	Four Lakes Condominium IV, LLC	Delaware
685	Four Lakes Condominium V, L.L.C.	Delaware
686	Fox Ridge Associates, L.P.	California
687	Fox Ridge G.P. Corp.	Delaware
688	Foxwoodburg Associates, L.L.C.	Delaware
689	GC Chaparral Associates, L.P.	Delaware
690	GC Country Club Woods Associates, L.P.	Delaware
691	GC Country Club Woods, L.P.	Delaware
692	GC Greenbriar Associates, L.P.	Delaware
693	GC Greenbriar, L.P.	Delaware
694	GC Hessian Hills Associates, L.P.	Delaware
695	GC Hessian Hills, L.P.	Delaware
696	GC High River Associates, L.P.	Delaware
697	GC High River, L.P.	Delaware
698	GC Pembroke Associates, L.P.	Delaware
699	GC Southeast Partners, L.P.	Delaware
700	GC Spring Lake Manor Associates, L.P.	Delaware
701	GC Spring Lake Manor, L.P.	Delaware
702	GC Three Chopt West Associates, L.P.	Delaware
703	GC Three Chopt West, L.P.	Delaware
704	GC Town & Country/Country Place Associates, L.P.	Delaware
705	GC Town & Country/Country Place, L.P.	Delaware
706	GC Townhouse Associates, L.P.	Delaware
707	GC Townhouse, L.P.	Delaware
708	GC Twin Gates East Associates, L.P.	Delaware
709	GC Twin Gates East, L.P.	Delaware
710	GC Will-O-Wisp Arms Associates, L.P.	Delaware
711	GC Will-O-Wisp Arms, L.P.	Delaware
712	Geary Courtyard Associates	California
713	Georgian Woods Annex Associates	Maryland
714	Glenlake Club Limited Partnership	Illinois
715	Governor's Green I Trust	Delaware
716	Governor's Green II Trust	Delaware

	Entity	Formation State
717	Governor's Green III Trust	Delaware
718	GPT-929 House, LLC	Delaware
719	GPT-Abington Glen, LLC	Delaware
720	GPT-Abington Land, LLC	Delaware
721	GPT-Acton, LLC	Delaware
722	GPT-Briar Knoll, LLC	Delaware
723	GPT-CC, LLC	Delaware
724	GPT-Cedar Glen, LLC	Delaware
725	GPT-CG, LLC	Delaware
726	GPT-Chestnut Glen, LLC	Delaware
727	GPT-Conway Court, LLC	Delaware
728	GPT-East Haven, LLC	Delaware
729	GPT-East Providence, LLC	Delaware
730	GPT-Enfield, LLC	Delaware
731	GPT-Glen Grove, LLC	Delaware
732	GPT-Glen Meadow, LLC	Delaware
733	GPT-GOF II, LLC	Delaware
734	GPT-Gosnold Grove, LLC	Delaware
735	GPT-GPIII, LLC	Delaware
736	GPT-Heritage Green, LLC	Delaware
737	GPT-HG, LLC	Delaware
738	GPT-High Meadow, LLC	Delaware
739	GPT-Highland Glen, LLC	Delaware
740	GPT-Jaclen Tower, LLC	Delaware
741	GPT-Longfellow Glen, LLC	Delaware
742	GPT-Nehoiden Glen, LLC	Delaware
743	GPT-Noonan Glen, LLC	Delaware
744	GPT-Norton Glen, LLC	Delaware
745	GPT-Old Mill Glen, LLC	Delaware
746	GPT-Phillips Park, LLC	Delaware
747	GPT-RG Amherst, LLC	Delaware
748	GPT-RG Fall River, LLC	Delaware
749	GPT-RG Milford, LLC	Delaware
750	GPT-RG, LLC	Delaware
751	GPT-Rockingham Glen, LLC	Delaware
752	GPT-SHG, LLC	Delaware
753	GPT-Sturbridge, LLC	Delaware
754	GPT-Summer Hill Glen, LLC	Delaware
755	GPT-Webster Green, LLC	Delaware
756	GPT-West Springfield, LLC	Delaware
757	GPT-Westfield, LLC	Delaware
758	GPT-Westwood Glen, LLC	Delaware
759	GPT-WG, LLC	Delaware
760	GPT-WILG, LLC	Delaware
761	GPT-Wilkens Glen, LLC	Delaware

	Entity	Formation State
762	GPT-Winchester Wood, LLC	Delaware
763	GPT-Windsor, LLC	Delaware
764	GR-Cedar Glen, LP	Delaware
765	GR-Conway Court, L.P.	Delaware
766	GR-Farmington Summit, LLC	Delaware
767	GR-Heritage Court, L.L.C.	Delaware
768	GR-Highland Glen, L.P.	Delaware
769	GR-Northeast Apartments Associates, LLC	Delaware
770	GR-Rockingham Glen, L.P.	Delaware
771	GR-Summer Hill Glen, L.P.	Delaware
772	GR-Westwood Glen, L.P.	Delaware
773	GR-Wilkens Glen, L.P.	Delaware
774	Grand Oasis Condominium, L.L.C.	Delaware
775	GranTree Corporation	Oregon
776	Greenfield Village Association, Inc.	Connecticut
777	Greentree Apartments Limited Partnership	Maryland
778	Greenwich Woods Associates Limited Partnership	Maryland
779	Greenworks Renewable Energy, LLC	Delaware
780	Grove Development LLC	Delaware
781	Grove Operating, L.P.	Delaware
782	Grove Rocky Hill, L.L.C.	Delaware
783	Guilford Company, Inc.	Alabama
784	Hessian Hills Apartment Associates Ltd.	Alabama
785	HEW-RAD Realty Corp.	New York
786	HEW SUB LLC	New York
787	Hidden Lake Associates, L.P.	California
788	Hidden Lake G.P. Corp.	Delaware
789	High River Associates, Ltd.	Alabama
790	High River Phase I, Ltd.	Alabama
791	Hunter's Glen General Partnership	Illinois
792	Kelvin Court Limited Partnership	Delaware
793	Key Isle I and II Apartments, LLC	Delaware
794	Kingsport Apartments, L.L.C.	Virginia
795	Lakeview Community Rentals, L.P.	California
796	Lakeview G.P. Corp.	Delaware
797	Lakewood Community Rentals G.P. Corp.	Delaware
798	Lakewood Community Rentals, L.P.	California
799	Landon Legacy Partners Limited	Texas
800	Landon Prairie Creek Partners Limited	Texas
801	Lantern Cove Associates, L.P.	California
802	Lantern Cove G.P. Corp.	Delaware
803	Lawrence Downtown Holdings, LLC	Delaware
804	Lawrence Street Borrower, LLC	Delaware
805	Lawrence Street Partners, LLC	Delaware
806	Lenox Place Limited Partnership	Texas

	Entity	Formation State
807	Lewis-McChord Communities, LLC	Delaware
808	Lexford GP II, LLC	Delaware
809	Lexford GP III, LLC	Florida
810	Lexford Guilford GP, LLC	Ohio
811	Lexford Guilford, Inc.	Ohio
812	Lexford Partners, L.L.C.	Ohio
813	Lexford Properties, L.P.	Ohio
814	Lincoln Herndon Residential LLC	Delaware
815	Lincoln Maples Associates LLC	Delaware
816	Longview Place, LLC	Delaware
817	LPC Union Apartments LLC	Delaware
818	LPC Union Apartments LP	Delaware
819	Meridian Guilford BGP Corporation	Delaware
820	Meridian Guilford CGP Corporation	Delaware
821	Meridian Guilford NLPGP Corporation	Delaware
822	Meridian Guilford PGP Corporation	Delaware
823	Merry Land DownREIT I LP	Georgia
824	Mesa del Oso Associates, L.P.	California
825	Mesa del Oso G.P. Corp.	Delaware
826	Mission Bay Apartments, LLC	Delaware
827	Mission Verde Condominium Homeowners Association	California
828	ML North Carolina Apartments LP	Georgia
829	ML Tennessee Apartments LP	Georgia
830	Mobile Apartment Associates Ltd.	Alabama
831	Montgomery Real Estate Investors, Ltd.	Alabama
832	Mozaic Loan Acquisition, LP	Delaware
833	Multifamily Portfolio LP Limited Partnership	Delaware
834	Multifamily Portfolio Partners, Inc.	Delaware
835	NHP-HS Four, Inc.	Delaware
836	Ninth Avenue and 38th Street, L.L.C.	Delaware
837	North Pier L.L.C.	Delaware
838	Oak Mill II Apartments, L.L.C.	Maryland
839	Oaks at Baymeadows Associates	Florida
840	Old Redwoods LLC	Delaware
841	PHS-HEW SUB LLC	New York
842	PHS SUB LLC	New York
843	Pines Whisper, LLC	Florida
844	Pointe East Condominium, LLC	Delaware
845	Port Royale Holdings, LLC	Delaware
846	Prince George's Metro Apartments, LLC	Delaware
847	PSH Realty Corp.	New York
848	Purcel Woodward and Ames, L.L.C.	New York
849	QRS-740 River Drive, Inc.	Illinois
850	QRS-Arboretum, Inc.	Illinois
851	QRS-ArtCapLoan, Inc.	Illinois

	Entity	Formation State
852	QRS-Bond, Inc.	Illinois
853	QRS-Chardonnay Park, Inc.	Illinois
854	QRS-Codelle, Inc.	Illinois
855	QRS-Connor, Inc.	Illinois
856	QRS-Cove, Inc.	Illinois
857	QRS-Employer, Inc.	Delaware
858	QRS-Fancap 2000A, Inc.	Illinois
859	QRS-Fernbrook, Inc.	Illinois
860	QRS-Greentree I, Inc.	Illinois
861	QRS-LLC, Inc.	Illinois
862	QRS-Marks A, Inc.	Illinois
863	QRS-Marks B, Inc.	Illinois
864	QRS-North Hill, Inc.	Illinois
865	QRS-RWE, Inc.	Texas
866	QRS-Scarborough, Inc.	Illinois
867	QRS-Siena Terrace, Inc.	Illinois
868	QRS-Summit Center, Inc.	Illinois
869	QRS-Towers at Portside, Inc.	Illinois
870	QRS-Townhomes of Meadowbrook, Inc.	Illinois
871	QRS-Vinings at Ashley Lake, Inc.	Illinois
872	QRS-Warwick, Inc.	Illinois
873	QRS-Waterfall, Inc.	Illinois
874	Ravenwood Associates Ltd.	Alabama
875	Reserve Square, Inc.	Ohio
876	Residential Insurance Agency, LLC (DE)	Delaware
877	Residential Insurance Agency, LLC (OH)	Ohio
878	River's Bend of Windsor Condominium Association, Inc.	Connecticut
879	Rosehill Pointe General Partnership	Illinois
880	Sarasota Beneva Place Associates, Ltd.	Florida
881	Scarborough Associates	Maryland
882	Schooner Bay I Associates, L.P.	California
883	Schooner Bay I G.P. Corp.	Delaware
884	Schooner Bay II Associates, L.P.	California
885	Schooner Bay II G.P. Corp.	Delaware
886	Seagull Drive Joint Venture	Florida
887	Second Country Club Associates Limited Partnership	Maryland
888	Second Georgian Woods Limited Partnership	Maryland
889	Sheffield Apartments, L.L.C.	Virginia
890	Songbird General Partnership	Illinois
891	South Shore Associates, L.P.	California
892	South Shore G.P. Corp.	Delaware
893	Spring Colony Apartments, LLC	Delaware
894	Spring Lake Manor Associates, Ltd.	Alabama
895	Springbrook Land, L.L.C.	Delaware
896	Squaw Peak Condominium, L.L.C.	Delaware

	Entity	Formation State
897	Summit Center, LLC	Florida
898	Sunny Oak Village General Partnership	Illinois
899	Sunrise Village Development, LLC	Delaware
900	Sunrise Village Joint Venture, LLC	Delaware
901	Tanglewood Apartments, L.L.C.	Virginia
902	The Cleo Homeowners' Association	California
903	The Crossings Associates	Florida
904	The Gates of Redmond, L.L.C.	Washington
905	The Landings Holding Company, L.L.C.	New Jersey
906	The Landings Urban Renewal Company, L.L.C.	New Jersey
907	Third Greentree Associates Limited Partnership	Maryland
908	Tierra Antigua Associates, L.P.	California
909	Tierra Antigua G.P. Corp.	Delaware
910	Towers at Portside Urban Renewal Company, L.L.C.	New Jersey
911	Townhouse Apartment Associates, Ltd.	Alabama
912	Traditions at Alafaya Apartments, LLC	Delaware
913	Twin Gates Apartments Associates Ltd.	Alabama
914	Valencia Plantation Apartments, LLC	Delaware
915	Venetian Condominium, L.L.C.	Delaware
916	Verona Condominium, L.L.C.	Delaware
917	Vinings Club at Metrowest Limited Partnership	Texas
918	Vintage Associates	California
919	Vintage Ontario, LLC	Delaware
920	Vista Montana Park Apartments Holdings, LLC	Delaware
921	Vista Montana Park Homes LLC	Delaware
922	Wadlington Investments General Partnership	Illinois
923	Wadlington, Inc.	Illinois
924	Waterfield Square I Associates, L.P.	California
925	Waterfield Square I G.P. Corp.	Delaware
926	Waterfield Square II Associates, L.P.	California
927	Waterfield Square II G.P. Corp.	Delaware
928	Watermarke Associates	Delaware
929	Wellsford Marks B Corp.	Colorado
930	Wellsford San Tropez Corporation	Arizona
931	Wellsford Warwick Corp.	Colorado
932	Western Hill Condominium Association	Washington
933	Westgate Pasadena, LLC	Delaware
934	Westgate Pasadena Apartments GP, LLC	Delaware
935	Westgate Pasadena Apartments, L.P.	Delaware
936	WHRP, Inc.	Maryland
937	Will-O-Wisp Associates Ltd.	Alabama
938	Willow Brook Associates, L.P.	California
939	Willow Brook G.P. Corp.	Delaware
940	Willow Creek Community Rentals, L.P.	California
941	Willow Creek G.P. Corp.	Delaware

	Entity	Formation State
942	WNY Parkland Holdings, LLC	Delaware
943	Woodbine Properties	Missouri
944	Woolbright Place Master Association, Inc.	Florida